UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

ARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31254	46-1965727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 22, 2015, ARRIS Group, Inc. (“ARRIS”) announced its proposed combination (the “Combination”) with Pace plc, a company incorporated in England and Wales (“Pace”). In connection with the Combination, (i) ARRIS International plc (formerly ARRIS International Limited) (“New ARRIS”), a company incorporated in England and Wales and wholly-owned subsidiary of ARRIS Group, agreed to acquire all of the outstanding ordinary shares of Pace (“Pace Shares”) by means of court-sanctioned scheme of arrangement (the “Scheme”) under English law (the “Pace Acquisition”) and (ii) ARRIS entered into a Merger Agreement (the “Merger Agreement”), dated April 22, 2015, among ARRIS, New ARRIS, ARRIS US Holdings, Inc. (formerly Archie U.S. Holdings LLC), a Delaware corporation and wholly-owned subsidiary of New ARRIS (“US Holdco”) and Archie U.S. Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of US Holdco (“Merger Sub”), providing that immediately upon the Pace Acquisition, Merger Sub would be merged with and into ARRIS (the “Merger”), with ARRIS surviving the Merger as an indirect wholly-owned subsidiary of New ARRIS.

On January 4, 2016, ARRIS completed the Combination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

ARRIS completed its Combination with Pace on January 4, 2016. As described above, (i) New ARRIS acquired the Pace Shares and (ii) pursuant to the Merger Agreement, Merger Sub was merged with and into ARRIS, with ARRIS surviving the Merger. Following the Combination, ARRIS became an indirect wholly-owned subsidiary of New ARRIS and Pace became a direct wholly-owned subsidiary of New ARRIS.

Under the terms of the Combination, (a) Pace shareholders received 132.5 pence in cash and 0.1455 ordinary shares of New ARRIS (“New ARRIS Shares”) for each Pace Share they held and (b) ARRIS stockholders received one New ARRIS share for each share of ARRIS common stock (“ARRIS Shares”) they held. The cash component of the consideration payable to holders of Pace Shares was funded under the Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated June 18, 2015, between ARRIS, ARRIS Enterprises, Inc., New ARRIS and certain ARRIS subsidiaries, as borrowers, and Bank of America, N.A., as administrative agent, swing line lender and L/C lender and the other lender parties thereto.

The issuance of the New ARRIS Shares to the ARRIS Group stockholders in connection with the Combination was registered under the Securities Act of 1933, as amended, pursuant to New ARRIS’ registration statement on Form S-4 (File No. 333- 205442) (the “Registration Statement”) filed with the SEC and declared effective on September 15, 2015. The definitive proxy statement/prospectus of ARRIS and New ARRIS that forms a part of the Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Combination, including information concerning the interests of directors, executive officers and affiliates of ARRIS in the Combination, and is incorporated herein by reference. The New ARRIS Shares issued to the Pace shareholders in connection with the Combination were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New ARRIS is the successor issuer to ARRIS. New ARRIS Shares are deemed to be registered under Section 12(b) of the Exchange Act. New ARRIS Shares were approved for listing on The NASDAQ Stock Market LLC (“NASDAQ”) and trade under the symbol “ARRS.”

Prior to the closing of the Combination, ARRIS Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ. The ARRIS Shares were delisted from NASDAQ prior to the open of trading on January 5, 2016. ARRIS expects to file a Form 15 with the SEC to terminate the registration and suspend its reporting obligations under the Exchange Act with respect to the ARRIS Shares.

The foregoing description of the Combination and the related documents is not complete and is qualified in its entirety by reference to the Merger Agreement, the 2.7 Announcement and the Co-Operation Agreement filed as Exhibits 2.1, 2.2 and 2.3, respectively, each of which is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Combination, ARRIS Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ. As a result of the Merger, each ARRIS Share was cancelled and converted into the right to receive one New ARRIS Share. Accordingly, ARRIS has requested that NASDAQ file a Form 25 to withdraw the ARRIS Shares from listing and termination the registration of the ARRIS Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on January 5, 2016, trading in ARRIS Shares will be suspended by NASDAQ and the New ARRIS Shares will be trading on NASDAQ under the ticker symbol “ARRS.” On or about January 14, 2016, ARRIS expects to file a Form 15 with the SEC to terminate the registration and suspend its reporting obligations under the Exchange Act with respect to the ARRIS Shares. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Combination, on January 4, 2016, each ARRIS Share was cancelled and automatically converted into the right to receive one New ARRIS Share. The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Combination, ARRIS and New ARRIS entered into a waiver agreement with each of the participants in the ARRIS Group, Inc. Opt Plan (the “Opt Plan Waivers”), which include Lawrence Margolis and Bruce McClelland. The Opt Plan Waivers

confirm that the transactions contemplated by the Combination do not constitute a “change of control” under the relevant Opt Plan documents and that the Opt Plan may be assigned to and assumed by New ARRIS. In connection with the Combination, ARRIS and New ARRIS also entered into waiver agreements (“Employment Agreement Waivers”) with its executive officers that confirm that the transactions contemplated by the Combination do not constitute a “change of control” under the relevant employment agreements and that the employment agreements may be assigned to and assumed by New ARRIS.

As described in the Proxy Statement/Prospectus, ARRIS determined to reimburse the ARRIS directors and executive officers for certain excise taxes that may become due in connection with the completion of the Combination. In connection with this reimbursement (if any), ARRIS, New ARRIS and each of the directors and executive officers have entered, or will enter, into a Tax Equalization Payment Agreement (the “Tax Equalization Payment Agreement”) providing for the terms of this reimbursement.

The foregoing descriptions of the Opt Plan Waivers, the Employment Agreement Waivers and the Tax Equalization Payment Agreements are not complete and are qualified in their entirety by reference to the forms of Opt Plan Waiver, the Employment Agreement Waiver and the Tax Equalization Payment Agreement filed as Exhibits 10.1, 10.2 and 10.3, respectively, each of which is incorporated by reference herein.

Item 8.01. Other Events.

On January 4, 2016, ARRIS issued a press release announcing completion of the Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Rule 2.7 Announcement, dated as of April 22, 2015 (incorporated by reference to Exhibit 2.1 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc (incorporated by reference to Exhibit 2.2 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC (incorporated by reference to Exhibit 2.3 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

3.1	Amendment to Certificate of Incorporation of ARRIS Group, Inc.

10.1	Form of Opt Plan Waiver (incorporated by reference to Exhibit 10.12 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.2	Form of Employment Agreement Waiver (incorporated by reference to Exhibit 10.13 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.3	Form of Tax Equalization Payment Agreement (incorporated by reference to Exhibit 10.14 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.4	Acceleration of Awards Letter

99.1	Press Release, dated January 4, 2016. (incorporated by reference to Exhibit 99.1 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS GROUP, INC.

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: January 4, 2016

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Rule 2.7 Announcement, dated as of April 22, 2015 (incorporated by reference to Exhibit 2.1 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc (incorporated by reference to Exhibit 2.2 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC (incorporated by reference to Exhibit 2.3 to ARRIS’ Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

3.1	Amendment to Certificate of Incorporation of ARRIS Group, Inc.

10.1	Form of Opt Plan Waiver (incorporated by reference to Exhibit 10.12 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.2	Form of Employment Agreement Waiver (incorporated by reference to Exhibit 10.13 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.3	Form of Tax Equalization Payment Agreement (incorporated by reference to Exhibit 10.14 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))

10.4	Acceleration of Awards Letter

99.1	Press Release, dated January 4, 2016. (incorporated by reference to Exhibit 99.1 to ARRIS International plc’s Current Report on Form 8-K dated January 4, 2016 (File No. 333-205442))